FIRST AMENDMENT AND RELEASE

     FIRST AMENDMENT, dated as of December 15, 1997 (this "Amendment"), to the Credit Agreement, dated as of December 4, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among AMERICAN BUILDINGS COMPANY, a Delaware corporation (the "Borrower"), the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders") and CANADIAN IMPERIAL BANK OF COMMERCE, as administrative agent (in such capacity, the "Administrative Agent").

                                   WITNESSETH:

     WHEREAS, pursuant to the Credit Agreement, the Lender has agreed to make, and has made, certain loans and other extensions of credit to the Borrower; and

     WHEREAS, the Borrower has requested, and, upon this Amendment becoming effective, the Lender has agreed, that certain provisions of the Credit Agreement be amended in the manner provided for in this Amendment;

     NOW THEREFORE, the parties hereto hereby agree as follows:

     1. Defined Terms. Terms definined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     2. Amendments to Credit Agreement. (a) Section 1.1 of the Credit Agreement is hereby amended by deleting the definition for "L/C Fee Payment Date" and inserting in lieu thereof the following definition:

          "L/C Fee Payment Date": the last day of each March, June, September and December and the last day of the Revolving Credit Commitment Period.

     (b) Section 9.5 of the Credit Agreement is hereby amended by inserting the following phrase before the period at the end of such Section:

     "(except that, in any case where this Agreement expressly requires that such action be taken, or not be taken, only with consent or upon the authorization of the Required Lenders, the Majority Facility Lenders, the Majority Revolving Credit Facility Lenders or all of the Lenders, the Administrative Agent may take such action, or refrain from taking such action, only if it shall have received such consent or authorization)."


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     3. Release of Collateral. Pursuant to subsection 9.10 of the Credit
Agreement, the Administrative Agent hereby releases, effective upon the consummation of the transaction described in the Asset Purchase Agreement (the "Purchase Agreement"), dated as of December __, 1997 by and between Windsor Door, Inc., a Delaware corporation ("Windsor"), and JMar & Sons, Inc. an Illinois corporation, pursuant to which the assets therein described will be sold by Windsor for approximately $120,000.00, and subject to the use of the proceeds in accordance with subsection 2.12(b), all security interests and liens which the Windsor may have granted to the Administrative Agent pursuant to the Guarantee and Collateral Agreement over the assets described on Schedule I attached hereto.

     4. Conditions to Effectiveness. This Amendment shall become effective on the date on which the following conditions precedent are satisfied (the "First Amendment Effective Date"):

     (a) The Grantors, the Administrative Agent and the Lender shall have executed and delivered to the Administrative Agent this Amendment.

     (b) No Default or Event of Default shall have occurred and be continuing on such date of or after giving effect to this Amendment.

     (c) The representations and warranties made by the Borrower in the Credit Agreement are true and correct in all material respects on and as of the date hereof, after giving effect to this Amendment, as if made on and as of the date hereof.

     5. No other Amendments; Confirmation. Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

     6. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

     7. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                   AMERICAN BUILDINGS COMPANY


                                   By: /s/ R. CHARLES BLACKMON
                                   -----------------------------------
                                   Title:


                                   CANADIAN IMPERIAL BANK OF COMMERCE,
                                     as Administrative Agent

                                   By: CIBC OPPENHEIMER CORP., as agent

                                   By: /s/ JOHN LIVINGSTON
                                   -----------------------------------
                                   Title:


                                   CIBC INC., as a Lender


                                   By: CIBC OPPENHEIMER CORP., as agent

                                   By: /s/ JOHN LIVINGSTON
                                   -----------------------------------
                                   Title:

Acknowledged and consented to by:

ABC TRANSPORTATION COMPANY

ABC BROKERAGE CO.

ABC RESIDENTIAL COMPANY

AMERICAN BUILDINGS COMPANY
  INTERNATIONAL, INC.

AMT/BEAMAN CORPORATION

GLOBAL MODULAR, INC.

WINDSOR DOOR, INC.


By: /s/ R. CHARLES BLACKMON
   ------------------------
   Title: